                             UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549

                                FORM 8-K

                             CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of report (Date of earliest event reported): July 17, 1998

              NAVISTAR FINANCIAL SECURITIES CORPORATION
         (Exact name of registrant as specified in its charter)

                      NAVISTAR FINANCIAL DEALER
                           NOTE MASTER TRUST
               (Issuer with respect to the Certificates)

       Delaware                 333-102345              36-3731520
    (State or Other              333-32960           (I.R.S. Employer
     Jurisdiction               (Commission         Identification No.)
   of Incorporation)           File Number)

                           2850 W. Golf Road
                    Rolling Meadows, Illinois 60008
      (Address of Principal Executive Offices, including Zip Code)

                             (847) 734-4000
          (Registrant's Telephone Number, Including Area Code)

                             Not Applicable
     (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

On July 17, 1998, the Navistar Financial Dealer Note Master
Trust issued a series of certificates designated the Floating Rate
Dealer Note Asset Backed Certificates, Series 1998-1. The principal characteristics of the Series 1998-1 Certificates are as follows:

Initial Invested Amount: $200,000,000
Subordinated Percentage: 15.5%
Specified Accumulation Period Commencement Date: October 1, 2007
Expected Payment Date: July 25, 2008
Series Termination Date: July 25, 2011

The terms of the Series 1998-1 Certificates and the
definitions of capitalized terms may be found in the Series 1998-1
Supplement to the Pooling and Servicing Agreement, which is attached as an exhibit to this report.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit No.     Description

Exhibit 4.1     Series 1998-1 Supplement, dated as of July 17, 1998, to
                Pooling and Servicing Agreement.

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                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of
1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NAVISTAR FINANCIAL SECURITIES
                                CORPORATION, as Co-Registrant and as
                                Seller on
                                behalf of the NAVISTAR FINANCIAL DEALER
                                NOTE MASTER TRUST, as Co-Registrant

Dated: December 4, 2003         By:  /s/ANDREW J. CEDEROTH
                                      [GRAPHIC OMITTED]
                                      Andrew J. Cederoth
                                Its:  Vice President and Treasurer

                                  3
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                           INDEX OF EXHIBITS

Exhibit No.   Exhibit

Exhibit 4.1   Series 1998-1 Supplement, dated as of July 17, 1998, to
              Pooling and Servicing Agreement.

                                   4

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